                                                                   EXHIBIT 99.7


DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

24-Jun-02               Summary Of Bank And Investment Accounts    Attachment 1
4:29 PM                  Delta Queen Coastal Voyages, L.L.C.
Summary                       Case No: 01-10964 (JCA)                 UNAUDITED
Delta Queen                   For Month Of May, 2002
Coastal Voyages, LLC


                                      Balances
                            ------------------------------          Receipts &        Bank
                              Opening          Closing            Disbursements     Statements     Account
Account                     As Of 5/01/02    As Of 5/31/02          Included         Included     Reconciled
-------                     -------------    -------------        -------------     ----------    ----------
No Bank Or Investment            NA                NA                  NA              NA             NA
Accounts

7-Jun-02                        Receipts & Disbursements           Attachment 2
4:29 PM                   Delta Queen Coastal Voyages, L.L.C.
Summary                         Case No: 01-10964 (JCA)
Delta Queen                     For Month Of May, 2002
Coastal Voyages, LLC
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

7-Jun-02           Concentration & Investment Account Statements   Attachment 3
4:29 PM               Delta Queen Coastal Voyages, L.L.C.
Summary                     Case No: 01-10964 (JCA)
Delta Queen                 For Month Of May, 2002
Costal Voyages,
LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:27
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                        PTD-Actual
                                        31-May-02
                                        ----------

Revenue
Gross Revenue                                0.00
Allowances                                   0.00
                                        ---------
Net Revenue                                  0.00

Operating Expenses
Air                                          0.00
Hotel                                        0.00
Commissions                                  0.00
Onboard Expenses                             0.00
Passenger Expenses                           0.00
Vessel Expenses                              0.00
Layup/Drydock Expense                        0.00
Vessel Insurance                             0.00
                                        ---------
Total Operating Expenses                     0.00

                                        ---------
Gross Profit                                 0.00

SG&A Expenses
Sales & Marketing                            0.00
Start-Up Costs                               0.00
                                        ---------
Total SG&A Expenses                          0.00

                                        ---------
EBITDA                                       0.00

Depreciation                                 0.00

                                        ---------
Operating Income                             0.00

Other Expense/(Income)
Interest Income                              0.00
Equity in Earnings for Sub             (35,491.86)
Reorganization expenses                      0.00
                                        ---------
Total Other Expense/(Income)            35,491.86

                                        ---------
Net Pretax Income/(Loss)               (35,491.86)

Income Tax Expense                           0.00

                                        ---------
Net Income/(Loss)                      (35,491.86)
                                        =========

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:31
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                              YTD-Actual                YTD-Actual
                                               31-May-02                 22-Oct-01
                                            --------------            --------------

ASSETS

Cash and Equivalent                                   0.00                      0.00

Restricted Cash                                       0.00                      0.00

Accounts Receivable                                   0.00                      0.00

Inventories                                           0.00                      0.00

Prepaid Expenses                                      0.00                      0.00

Other Current Assets                                  0.00                      0.00

                                            --------------            --------------
Total Current Assets                                  0.00                      0.00


Fixed Assets                                          0.00                      0.00

Accumulated Depreciation                              0.00                      0.00

                                            --------------            --------------
Net Fixed Assets                                      0.00                      0.00


Net Goodwill                                          0.00                      0.00

Intercompany Due To/From                       (412,107.06)              (411,482.06)

Net Deferred Financing Fees                           0.00                      0.00

Net Investment in Subsidiaries              (13,773,267.48)           (12,652,491.22)

                                            --------------            --------------
Total Other Assets                          (14,185,374.54)           (13,063,973.28)

                                            --------------            --------------
Total Assets                                (14,185,374.54)           (13,063,973.28)
                                            ==============            ==============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:31
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                              YTD-Actual                YTD-Actual
                                               31-May-02                 22-Oct-01
                                            --------------            --------------

LIABILITIES

Accounts Payable                                      0.00                      0.00

Accrued Liabilities                                   0.00                      0.00

Deposits                                              0.00                      0.00

                                            --------------            --------------
Total Current Liabilities                             0.00                      0.00


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                  (2,896,625.10)            (2,896,625.10)

                                            --------------            --------------
Total Liabilities                            (2,896,625.10)            (2,896,625.10)


OTHER

Liabilities Subject to Compromise                     0.00                      0.00

                                            --------------            --------------
Total Other                                           0.00                      0.00


OWNER'S EQUITY

Common Stock                                          0.00                      0.00

Add'l Paid In Capital                                 0.00                      0.00

Current Net Income (Loss)                      (427,105.15)            (6,703,754.04)

Retained Earnings                           (10,861,644.29)            (3,463,594.14)

                                            --------------            --------------
Total Owner's Equity                        (11,288,749.44)           (10,167,348.18)

                                            --------------            --------------
Total Liabilities & Equity                  (14,185,374.54)           (13,063,973.28)
                                            ==============            ==============

Delta Queen Coastal               ATTACHMENT 6                   01-10964 (JCA)
Voyages, LLC                  Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                         BEGINNING                                                ENDING
AFFILIATE NAME                           CASE NUMBER      BALANCE           DEBITS           CREDITS             BALANCE
American Classic Voyages Co.             01-10954       (934,299.38)              --               --          (934,299.38)
AMCV Cruise Operations, Inc.             01-10967        190,721.38               --               --           190,721.38
The Delta Queen Steamboat Co.            01-10970        519,611.16       400,541.48        14,128.56           906,024.08
Great AQ Steamboat, L.L.C.               01-10960       (144,264.37)              --               --          (144,264.37)
Great Pacific NW Cruise Line, L.L.C.     01-10977       (118,887.26)              --               --          (118,887.26)
Great River Cruise Line, L.L.C.          01-10963        (18,978.71)              --               --           (18,978.71)
Great Ocean Cruise Line, L.L.C.          01-10959        (85,950.95)              --               --           (85,950.95)
Cape Cod Light, L.L.C.                   01-10962        399,864.37         6,446.55       400,541.48             5,769.44
Cape May Light, L.L.C.                   01-10961       (219,923.30)        7,682.01               --          (212,241.29)
                                                        -----------       ----------       ----------          -----------
                                                        (412,107.06)      414,670.04       414,670.04          (412,107.06)
                                                        ===========       ==========       ==========          ===========

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                      Delta Queen Coastal Voyages, L.L.C.
                                 01-10964 (JCA)




                            Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.